BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 17, 2018

to the Prospectuses and the Statement of Additional Information of each Fund,

each dated July 17, 2018, as supplemented to date

On September 17, 2018 (the “Closing Date”), each Fund acquired the assets, subject to the liabilities, of the corresponding series of BlackRock Variable Series Funds, Inc. (each, a “Predecessor Fund”) set forth in the table below through a tax-free reorganization (each, a “Reorganization”):

Fund, each a series of BlackRock Variable Series Funds II, Inc.	Corresponding Predecessor Fund, each a series of BlackRock Variable Series Funds, Inc.
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund

As a result of each Reorganization, shareholders of the applicable Predecessor Fund received shares of the corresponding Fund of the same class and with the same aggregate net asset value as their shares held in the Predecessor Fund as of the Closing Date. Each Predecessor Fund is the accounting survivor of its Reorganization, which means the corresponding Fund adopted the performance and financial history of such Predecessor Fund as of the Closing Date.

Shareholders should retain this Supplement for future reference.

PRSAI-VARII-0918SUP